UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):  February 23, 2010 (February 17, 2010)

HYPERDYNAMICS CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or other jurisdiction of incorporation or organization)

001-32490 (Commission File Number)		87-0400335 (IRS Employer Identification No.)
One Sugar Creek Center Blvd., #125 Sugar Land, Texas 77478 (Address of principal executive offices, including zip code)
voice: (713) 353-9400 fax: (713) 353-9421
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07                      Submission of Matters to a Vote of Security Holders

Hyperdynamics Corporation (the “Company”) held its annual meeting (the “Annual Meeting”) of stockholders on Thursday, February 17, 2011 at the Intercontinental Hotel, Legends VI Ballroom, 2222 West Loop South in Houston, Texas.  At the Annual Meeting, the Company’s stockholders voted on seven proposals (including the election of director nominees) of which all were approved except for Proposal #2 and Proposal #3.  A brief description of the seven proposals voted upon at the Annual Meeting and the results of the votes for each are as follows:

Proposal #1 – Election of Directors.

	For	Against	Withheld	Broker Non-Votes
Ray Leonard	62,554,445	-	175,218	39,571,233
Robert A. Solberg	62,544,545	-	185,118
Herman Cohen	62,536,922	-	192,741
William O. Strange	62,473,555	-	256,108
Hon. Lord David Owen	62,502,093	-	227,570
Fred Zeidman	62,192,724	-	536,939

Proposal #2 – To amend the Company’s Certificate of Incorporation to provide more detail with respect to the powers of the Board of Directors in connection with issuing preferred stock.

	For	Against	Abstain	Broker Non-Votes
Total:	60,459,980	2,009,578	260,105	39,571,233

Proposal #3 – To amend the Company’s Certificate of Incorporation to allow the election of directors without written ballot.

	For	Against	Abstain	Broker Non-Votes
Total:	57,680,401	3,669,246	1,380,016	39,571,233

Proposal #4 – To amend the Company’s Certificate of Incorporation to provide, to the fullest extent permitted by Delaware law, that directors will not be liable to the Company or the Company’s stockholders for monetary damages for breach of fiduciary duty as a director.

	For	Against	Abstain	Broker Non-Votes
Total:	85,466,326	15,108,230	1,726,340	-

Proposal #5 – To ratify the appointment of GBH CPAs, PC as our independent auditors for fiscal year ended June 30, 2011.

	For	Against	Abstain	Broker Non-Votes
Total:	101,330,994	624,346	345,556	-

Proposal #6 – An advisory vote on executive compensation.

	For	Against	Abstain	Broker Non-Votes
Total:	60,471,793	1,791,987	465,883	39,571,233

Proposal #7 – An advisory vote on the frequency of holding an advisory vote on executive compensation.

	3 Years	2 Years	1 Year	Abstain
Total:	52,646,915	2,135,628	6,496,089	1,451,031

In light of the vote at the Annual Meeting on Proposal #7 concerning the frequency of holding an advisory vote on executive compensation, the Company plans to include an advisory vote on executive compensation every three years until the next required vote on the frequency of holding an advisory vote on executive compensation is held at an annual meeting of the Company’s stockholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HYPERDYNAMICS CORPORATION

Date: February 23, 2011	By:	/s/ Ray Leonard
	Name:	Ray Leonard
	Title:	President and Chief Executive Officer